                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




  Date of Report (Date of earliest event reported): JUNE 4, 2003 (MAY 30, 2003)




                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                       See Table of Additional Registrants


               DELAWARE                              333-56239-01                            43-1144353
    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)

                      130 SOUTH JEFFERSON STREET, SUITE 300
                             CHICAGO, ILLINOIS 60661
                                 (312) 798-1200
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                                          JURISDICTION OF           COMMISSION               IRS EMPLOYER
             NAME                         INCORPORATION             FILE NUMBER           IDENTIFICATION NO.
             ----                         -------------             -----------           ------------------

La Petite Academy, Inc.                       Delaware               333-56239                43-1243221


 ITEM 5. OTHER EVENTS

         La Petite Academy, Inc. and its parent, LPA Holding Corp. (together, the "Company"), are currently in default under its Credit Agreement. As of April 8, 2003, the Company failed to comply with certain informational covenants contained in the Credit Agreement. Specifically, (a) in the course of preparing and reviewing the draft Quarterly Reports on Form 10-Q for the fiscal quarters ended October 19, 2002 and January 11, 2003, the Company discovered and subsequently notified the lenders under the Credit Agreement that the financial information previously furnished to the lenders pursuant to the Credit Agreement for the thirty-two week fiscal period ended February 8, 2003 overstated income before taxes; (b) the financial information for the thirty-six week fiscal period ended March 8, 2003 has not been provided to the lenders pursuant to the Credit Agreement within the time period required thereby; (c) the financial information for the quarters ended October 19, 2002 and January 11, 2003 has not been provided to the lenders pursuant to the Credit Agreement within the time period required thereby; and (d) a list of all material assets acquired by the Company and its subsidiaries during the four-week fiscal period ended March 8, 2003 has not been provided to the lenders pursuant to the Credit Agreement within the time period required thereby. In addition, the Company failed to comply with the covenant contained in the Credit Agreement requiring the Company to file by April 15, 2003 its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 19, 2002 and January 11, 2003 with the Securities and Exchange Commission. As the Company has previously disclosed on Forms 12b-25, the Company has been unable to file its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 19, 2002 and January 11, 2003 on a timely basis due to the inability of management to complete the preparation of the required unaudited financial statements without unreasonable effort or expense.

         The Company received a limited waiver (the "Fifth Limited Waiver") of the defaults from the lenders under the Credit Agreement on April 22, 2003. The Fifth Limited Waiver provided that the lenders would not exercise their rights and remedies under the Credit Agreement with respect to such defaults during the period through May 30, 2003. On May 30, 2003, the Company received an additional limited waiver (the "Sixth Limited Waiver") of the foregoing defaults (including an additional default resulting from the failure of the Company to provide the financial information for the forty-four week fiscal period ended May 3, 2003 to the lenders pursuant to the Credit Agreement within the time period required thereby) from the lenders under the Credit Agreement. The Sixth Limited Waiver provides that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such defaults during the period through June 30, 2003 The Company and LPA Holding Corp. expect to continue discussions with the lenders under the Credit Agreement to obtain a permanent waiver of the foregoing defaults. There can be no assurance that the Company will be able to obtain such a permanent waiver to the Credit Agreement. The failure to do so would have a material adverse effect on the Company.

        A copy of the limited waiver dated May 30, 2003, is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

Number             Description of Exhibit

10.1 Sixth Limited Waiver dated as of May 30, 2003, to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., U.S. Bank National Association, as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender, and the Lender party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              LPA HOLDING CORP.

Dated: June 4, 2003


                                              By:  /s/ Michael F. Czlonka
                                                  ------------------------------
                                                  Michael F. Czlonka
                                                  Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             LA PETITE ACADEMY, INC.

Dated: June 4, 2003


                                             By:  /s/ Michael F. Czlonka
                                                  ------------------------------
                                                  Michael F. Czlonka
                                                  Chief Financial Officer